UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2015 (July 2, 2015)

AAC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-36643	35-2496142
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 East Park Drive, Second Floor Brentwood, Tennessee	37027
(Address of Principal Executive Offices)	(Zip Code)

(615) 732-1231

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

This Amendment No. 1 to the Current Report on Form 8-K/A (the “Amendment”) is being filed by AAC Holdings, Inc. (the “Company”) to amend Item 9.01 of the Current Report on Form 8-K filed by the Company on July 8, 2015 (the “Closing 8-K”), which was filed in connection with the completion, on July 2, 2015, of the acquisition of Referral Solutions Group, LLC. In response to Item 9.01(a) and Item 9.01(b) in the Closing 8-K, the Company indicated that it would file the required information by amendment, as permitted by Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K. The Amendment hereby amends, restates and replaces in its entirety Item 9.01 of the Closing 8-K with item 9.01 below. No other amendments or updates are being made to the Closing 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The audited consolidated financial statements of Referral Solutions Group, LLC and subsidiaries as of and for the years ended December 31, 2014 and 2013, and the notes thereto are filed as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

The unaudited consolidated financial statements of Referral Solutions Group, LLC and subsidiaries as of and for the six months ended June 30, 2015 and 2014, and the notes thereto are filed as Exhibit 99.3 to this Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed financial information reflecting the acquisition of Referral Solutions Group, LLC by the Company as of June 30, 2015, and for the year ended December 31, 2014 and for the six months ended June 30, 2015, and the notes thereto are filed as Exhibit 99.4 to this Form 8-K/A and are incorporated herein by reference.

(d)	Exhibits.

2.1*	Securities Purchase Agreement, dated July 2, 2015, by and among AAC Holdings, Inc., American Addiction Centers, Inc., Sober Media Group, LLC, Sellers’ Representative, and the direct and indirect owners of Referral Solutions Group, LLC (previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K (File No. 001-36643), filed on July 8, 2015 and incorporated herein by reference).

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Press Release dated July 8, 2015 (previously filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K (File No. 001-36643), filed on July 8, 2015 and incorporated herein by reference).

99.2	Audited Consolidated Financial Statements of Referral Solutions Group, LLC and subsidiaries as of and for the years ended December 31, 2014 and 2013, and the notes thereto.

99.3	Unaudited Consolidated Financial Statements of Referral Solutions Group, LLC and subsidiaries as of June 30, 2015 and December 31, 2014 and for the six months ended June 30, 2015 and 2014, and the notes thereto.

99.4	Unaudited Pro Forma Condensed Financial Information reflecting the acquisition of Referral Solutions Group, LLC by the Company as of June 30, 2015, and for the year ended December 31, 2014 and for the six months ended June 30, 2015, and the notes thereto.

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. AAC Holdings, Inc. hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAC HOLDINGS, INC.

By:	/s/ Michael T. Cartwright
Michael T. Cartwright
Chief Executive Officer and Chairman

Date: September 17, 2015

EXHIBIT INDEX

No.	Exhibit
2.1*	Securities Purchase Agreement, dated July 2, 2015, by and among AAC Holdings, Inc., American Addiction Centers, Inc., Sober Media Group, LLC, Sellers’ Representative, and the direct and indirect owners of Referral Solutions Group, LLC (previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K (File No. 001-36643), filed on July 8, 2015 and incorporated herein by reference).

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Press Release dated July 8, 2015 (previously filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K (File No. 001-36643), filed on July 8, 2015 and incorporated herein by reference).

99.2	Audited Consolidated Financial Statements of Referral Solutions Group, LLC and subsidiaries as of and for the years ended December 31, 2014 and 2013, and the notes thereto.

99.3	Unaudited Consolidated Financial Statements of Referral Solutions Group, LLC and subsidiaries as of June 30, 2015 and December 31, 2014 and for the six months ended June 30, 2015 and 2014, and the notes thereto.

99.4	Unaudited Pro Forma Condensed Financial Information reflecting the acquisition of Referral Solutions Group, LLC by the Company as of June 30, 2015, and for the year ended December 31, 2014 and for the six months ended June 30, 2015, and the notes thereto.

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. AAC Holdings, Inc. hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.